UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2010

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

As a follow-up to the actions described in Boston Scientific’s press releases of March 15 and April 15, 2010, the Company has received U.S. Food and Drug Administration clearance for manufacturing changes to its LIVIAN™ and RENEWAL® cardiac resynchronization therapy defibrillators (CRT-Ds) and CONFIENT™, PRIZM™ and VITALITY™ implantable cardioverter defibrillators (ICDs) and is immediately resuming U.S. distribution of these products.   The Company has now resumed U.S. distribution of all its CRT-D and ICD devices.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No	Description

Exhibit 99.1:	Letter to Physicians.
Exhibit 99.2:	Letter to Patients.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: May 20, 2010	By:	/s/ Timothy A. Pratt
Timothy A. Pratt
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No	Description

Exhibit 99.1:	Letter to Physicians.
Exhibit 99.2:	Letter to Patients.